UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

DPW HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO DPW HOLDINGS, INC.’S PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 30, 2020 (“PROXY STATEMENT”)

On November 13, 2020, DPW Holdings, Inc. (“DPW”) filed its Proxy Statement with the Securities and Exchange Commission. DPW is filing this supplement to its Proxy Statement solely to correct an inadvertent error in the proxy cards filed with the Proxy Statement. As stated in the Proxy Statement, DPW is seeking approval for its 2020 Stock Incentive Plan (the “2020 Plan”), which provides for the issuance of up to 3,000,000 shares of its common stock. The proxy cards misstated the proposal in that they: (i) referred to an amendment to the 2020 Plan, rather than the actual 2020 Plan, and (ii) stated that the number of shares of common stock issuable thereunder was 3,000,0000 rather than 3,000,000. All other information contained in the proxy cards is correct. Further, these errors did not appear in the Proxy Statement itself.

This supplement should be read in conjunction with the Proxy Statement, and other than the revisions described above, this supplement does not modify any other information in the Proxy Statement. From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby. If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the Proxy Statement for instructions on how to do so.

Thank you.

DPW Holdings, Inc.

DPW Holdings VOTE Using a black ink pen, mark your votes with an X as shown in this example. X Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTON PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors: For Against Abstain 01 - Milton c. Ault. III; 02 - William B. Horne 03 - Henry C. Nisser 04 - Robert Smith 05 - Jeffrey A. Bentz 06 - Jodi Brichan 07 - Howard Ash 08 - Mordechai Rosenberg 2 T t t Rule 713 NYSE A ‘ th For Against “stain 3 Th I t th 2020 Pl h‘ h '1 d t d b For Against Abstain .2. To approve, pursuant to o u e o e mencan, e 0 e approval o e an, w |c ,| a op e y our exercise of warrants issued issuable to Esousa, to purchase up U U U stockholders, would, among other things: U U U to an aggregate of 1,944,153 shares of Common Stock, issued in - Provide for a number of shares of our common stock that connection with certain term promissory notes in an aggregate may be issued pursuant to stock based awards made amount of up to 53,500,000 under the Z020 Plan of 3,000,000 shares; and - Enable the Z020 Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the related regulations with respect to “qualified performance-based compensation"; and 4. To approve, pursuant to Rule 711 of the NYSE American, equity issuances to directors and executive officers of the U U D Corporation, in order to comply with the listing rules of the NYSE American; I 1 u P x + 03BGGE The Z020 Annual Meeting of Shareholders of DPW Holdings, Inc. will be held on Wednesday, December 30, 2020 at 9:00am PST, virtually via the internet at www.meetinqcentenio/233398041. The password for this meeting is - DPWZ020. v IF VOTING av MAIL. SIGN, DETACH AND RETURN THE sorrow PORTION IN rue ENCLOSED ENVELOPE v Proxy — DPW HOLDINGS, INC. + 201 Shipyard Way Newport Beach, CA 92663 (949) 444-5464 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Milton "Todd" Ault, Ill and William B. Horne, or any one of them, as proxy, with full power to appoint substitutes, and hereby authorizes Messrs. Ault and Horne, or any one of them. to represent and to vote as designated below, all the shares of common stock of DPW Holdings, lnc., held of record by the undersigned as of November 2, Z020, at the Z020 Annual Meeting of Stockholders to be held virtually, at 9 a.m. Pacific Time, on December 30, Z020. and any adjournments or postponements thereof, and hereby ratifies all that said proxies may do by virtue hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, Z, 3 AND 4. THE PROXY HOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. B Authorized Signatures — This section must be completed for your vote to be counted. - Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor. administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature Z — Please keep signature within the box. I + 14!!!! Using a black ink pen, mark your votes with an X as shown in this example. X Please do not write outside the designated areas. TE Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card Online Go to www.envisionreports.com/DPW or scan the OR code — login details are located in the shaded bar below. Phone Cali toil free i-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreportscom/DPW Annual Meeting Proxy Card ( ) V IF VOTING BY MAIL, SIGN, DETACN AND RETURN THE BOTTON PORTION IN THE ENCLOSED ENVELOPE V u Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors: 01- Milton C. Ault. Ill; 02 - William B. Home 03 - Henry C. Nisser 04 - Robert Smith 07 - Howard Ash OB - Mordechai Rosenberg |:|m|:|e mum; smug El El El 05 - Jeffrey A. Bentz For Against Abstain III III III 06-JodiBrichan U U U Elljle Elm; mug 2 T t t R I 713 ith NYSE A ‘ th For Against “stain 3 Th I fth Z020 Pl h' h 'f d t d b For Against "stain . o approve, pursuant o u e o e mencan, e . e approval o e an, w |c ,| a op e y our exercise oi warrants issued issuable to Esousa, to purchase up U U U stockholders, would, among other things: U U U to an aggregate of 1,944,153 shares of Common Stock, issued in - Provide for a number of shares of our common stock that connection with certain term promissory notes in an aggregate may be issued pursuant to stock based awards made nt of to 53 500 000 under the Pl oi 3 000 0 amount up , , Z020 an , , 00 shares and - Enable the Z020 Plan to continue to satisfy the reg ' 4. To ve, pursuant to 711 of the NYSE American, equity approve Rule issuances to directors and executive officers the Corporation, in order to comply with the listing rules oi the NYSE American; IBBGFD 1UPX requirements set forth in Section i62(m) of the Internal Revenue Code of 1986, as amended, and the related regulations with respect to “qualified performance-based compensation"; and + The Z020 Annual Meeting of Shareholders of DPW Holdings, Inc. will be held on Wednesday, December 30, 2020 at 9:00am PST, virtually via the internet at www.meetingcentecio/233398041. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — DPW2020. Small steps make an impact. Help the environment by consenting to receive electronic delivery. sign up at www.envisionreports.com/DPW V IF VOTING BY NAIL. SIGN, DETACH AND RETURN TNE BOTTOM PORTION IN TNE Enclosed ENVELOPE V Proxy — DPW HOLDINGS, INC. + 201 Shipyard Way Newport Beach, CA 92663 (949) 444-5464 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Milton "Todd" Ault, Ill and William B. Horne. or any one of them, as proxy, with full power to appoint substitutes. and hereby authorizes Messrs. Ault and Horne. or any one of them. to represent and to vote as designated below. all the shares of common stock of DPW Holdings, lnc., held of record by the undersigned as of November 2. Z020, at the Z020 Annual Meeting of Stockholders to be held virtually, at 9 a.m. Pacific Time. on December 30. Z020. and any adjournments or postponements thereof, and hereby ratifies all that said proxies may do by virtue hereof. THIS PROXY. WHEN PROPERLY EXECUTED. WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE. THIS PROXY WILL BE VOTED FOR PROPOSALS I. Z, 3 AND 4. THE PROXY HOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING. OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. (IF YOU VOTE BY INTERNET, PLEASE DO NOT IIAILBACII THIS PROXY CARD). THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. B Authorized Signatures — This section must be completed for your vote to be counted. - Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor. administrator. corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature Z — Please keep signature within the box. H Non-Voting Items Change of Address - Please print new address below. I +